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                                                                   Exhibit 10.22

                PLEDGE AND ASSIGNMENT OF CASH COLLATERAL ACCOUNT

          THIS PLEDGE AND ASSIGNMENT OF CASH COLLATERAL ACCOUNT, dated as of March 30, 2001 (the "Agreement"), is made by ZHONE TECHNOLOGIES CAMPUS, LLC, a California limited liability company ("Pledger"), to FREMONT INVESTMENT & LOAN, a California industrial loan association ("Lender").

                                    RECITALS

          A. Pursuant to that certain Loan and Security Agreement of even date herewith (the "Loan Agreement"), Lender has agreed to make a loan to Pledger in the original principal amount of up to Thirty-Five Million Dollars ($35,000,000) (the "Loan"). The Loan is evidenced by that certain Secured Promissory Note of even date herewith from Pledger to Lender in the original principal amount of the Loan (the "Note"). The Loan is secured by, among other things, that certain Deed of Trust and Fixture Filing of even date herewith executed by Pledger, as trustor, in favor of Lender, as beneficiary (the "Security Instrument") encumbering the property described therein (the "Property"). As used herein, "Loan Documents" shall mean this Agreement, the Note, the Security Instrument and all other documents or instruments executed in connection with or securing the Loan (other than the Environmental Indemnity). All initially-capitalized terms used herein without definition shall have the meanings given such terms in the Loan Agreement.

          B. As a condition precedent to the closing of the Loan, Lender has required that (i) Pledger deposit the amount of Six Million Dollars ($6,000,000) into the Account (as hereinafter defined) to be used for the purposes set forth herein, and (ii) pledge and assign to Lender the Account and the other Collateral (as hereinafter defined) as provided herein.

          NOW, THEREFORE, in consideration of the foregoing recitals and in order to induce Lender to make the Loan to Pledger, Pledger hereby agrees as follows.

          SECTION 1. Pledge and Assignment. Pledger hereby pledges and assigns to Lender and grants to Lender a security interest in the following collateral (the "Collateral"):

          (i) Account No. __________ (the "Account") with Lender, in the name of Pledger and Lender, and all certificates and instruments, if any, from time to time representing or evidencing the Account; and

          (ii) all cash or other items, now or hereafter from time to time contained in or evidencing the Account (collectively, "Deposits") and all certificates and instruments, if any, from time to time representing or evidencing the Deposits; and

          (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral; and

          (iv) to the extent not covered by clauses (i) through (iii) above, all proceeds of any or all of the foregoing Collateral.

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          SECTION 2. Security for Obligations. This Agreement secures all obligations of Pledger now or hereafter existing under the Loan Documents and this Agreement (all such obligations of Pledger being the "Obligations").

          SECTION 3. Interest on the Account. Interest and proceeds of the Account shall be deposited and held in the Account.

          SECTION 4. Deposits Into the Account.

          (a) Initial Deposit. As a condition to the closing of the Loan, Pledger shall execute a Pledge Account Agreement in the form of Exhibit A attached hereto and shall deposit the amount of Six Million Dollars (36,000,000) (the "Initial Deposit") into the Account.

          (b) Additional Deposit. If Borrower fails to complete the Work to the satisfaction of Lender and its consultants by the Scheduled Completion Date, then Pledger shall make an additional deposit into the Account (the "Additional Deposit"), which Additional Deposit shall be in the aggregate amount of all of the following items:

               (i) the remaining costs to complete Building 3, as projected by Lender and its consultants (the "Remaining Building 3 Costs") plus a contingency in the amount of ten percent (10%) of the Remaining Building 3 Costs; and

               (if) all soft costs and financing costs necessary to complete
                    Buildings 1 and 2, as determined by Lender and its consultants.

          Borrower shall deposit the Additional Deposit into the Account within ten (10) days of receipt of Lender's written determination of the amount of the Additional Deposit, which determination shall be made in Lender's sole discretion.

          (c) Letter of Credit. At any time during the term of the Loan, Pledger may substitute a letter of credit ("Letter of Credit") for the Initial Deposit and any Additional Deposit required hereunder, subject to complying with the following conditions to Lender's satisfaction:

               (i) Pledger shall give Lender thirty (30) days written notice prior to substituting the Letter of Credit for the Deposits; and

               (ii) the Letter of Credit shall be an irrevocable, unconditional, direct draw letter of credit issued by an Issuer in the face amount of the total Deposits which are then required to be in the Account, having an initial term of not less than twelve (12) months, and in form and substance satisfactory to Lender in its discretion. "Issuer" means a bank (other than an affiliate of Borrower or the Completion Guarantor) organized under the laws of the United States, any state of the United States, or of the District of Columbia and with both: (a) a Long-Term Bank Deposit Rating of A2 or better from Moody's Investors Service, and (b) a Long Term Counterparty Credit Rating of A or better from Standard & Poor's, and otherwise approved by Lender in its sole discretion.

          (d) Waiver of Deposits. The requirement for the Deposits and the maintenance of the Account hereunder (the "Pledge Requirements") shall be waived by Lender upon receipt by Lender of evidence satisfactory to Lender of the following events:

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               (i)   Zhone Technologies, Inc. ("Zhone, Inc."), the managing
                     member of Pledger has achieved "investment grade status," which shall mean that Zhone, Inc. is rated BBB (or higher) by Standard & Poors Rating Service;

               (ii) Zhone, Inc. has a minimum net worth, as determined under generally accepted accounting principles ("Minimum Net Worth") of at least Two Hundred Million Dollars ($200,000,000); and

               (iii) there are no Events of Default under the Loan Documents.

          (e) Reduction of Deposits. If during the term of the Loan Lender receives evidence satisfactory to Lender, in its sole discretion, that during eight (8) successive calendar quarters (the "Eight Quarter Period"):

               (i) Zhone, Inc.'s Minimum Net Worth has exceeded Two Hundred Million Dollars ($200,000,000); and

               (ii)  Zhone, Inc.'s EBITDA has remained positive,

     then the amount of the Deposits required under this Agreement shall be reduced at the commencement of each successive Loan Year following the Eight Quarter Period by Six Hundred Thousand Dollars ($600,000), provided that: (A) the requirements set forth in subparagraphs (i) and (ii) above continue to be met to Lender's satisfaction; and (B) in no event shall the Deposits be reduced below Three Million Dollars ($3,000,000).

          SECTION 5. Maintaining the Account. The Account shall be, and at all times during the term of the Loan remain, a demand deposit money market account held with Lender bearing interest at the rate then publicly offered by Lender for similar accounts. Pledger shall pay all of Lender's costs and customary charges associated with the opening and closing of, and any withdrawals from, the Account. Pledgor will maintain the Account with the Lender until the Termination Date (as hereinafter defined). It shall be a term and condition of the Account, except as otherwise provided by the provisions of Section 6 and
Section 13 hereof, that no amount (including interest on the Account) shall be paid or released to or for the account of, or withdrawn by or for the account of, Pledgor or any other person or entity from the Account, without the prior written consent of Lender. The Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

          SECTION 6. Application of Amounts. The funds in the Account shall be held by Lender as additional Collateral for the Loan. Funds shall be disbursed from the Account pursuant to Section 13 below upon the Lender's determination that an Event of Default has occurred under the Loan Documents. Pledgor hereby expressly authorizes Lender to disburse the funds from the Account as provided in this Section 6. Notwithstanding the foregoing, Pledgor agrees to promptly execute all documents and instruments as are requested by Lender in connection with the disbursement of the funds in the Account as provided in this Section 6.

          SECTION 7. Representations and Warranties. Pledgor represents and warrants as follows:

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          (a)  Pledger is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, or other charge or encumbrance except for the security interest created by this Agreement.

          (b) The pledge and assignment of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations.

          SECTION 8. Further Assurances. Pledger agrees that at any time and from time to time, at the expense of Pledger, Pledger will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, or that Lender may reasonably request, in order to perfect, continue and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          SECTION 9.  Transfers and Other Liens. Pledger agrees that it will not
(i) sell or otherwise dispose of any of the Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement.

          SECTION 10. Lender Appointed Attorney-in-Fact. Pledger hereby appoints Lender, through any duly authorized officer of Lender, as Pledger's attorney-in-fact, with full authority in the place and stead of Pledger and in the name of Pledger or otherwise, from time to time in Lender's reasonable discretion to take any action and to execute any instrument which Lender may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to Pledger representing any interest payment, dividend, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          SECTION 11. Lender May Perform. If Piedgor fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Piedgor under Section 14.

          SECTION 12. Reasonable Care. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Lender accords its own property. Lender shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral.

          SECTION 13. Remedies upon Default. If any Event of Default shall have occurred under any of the Loan Documents:

          (a) Lender may, without notice to Piedgor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Account or any part thereof to Pledger's obligations under the Loan Documents.

          (b) Lender may also exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of California at that time, and Lender may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as

     Lender may deem commercially reasonable. Pledger agrees that, to the extent notice of sale shall be required by law, at least ten (10) days, notice to Pledger of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (c) Any cash held by Lender as Collateral and all cash proceeds received by it in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, then or at any time thereafter be applied (after payment of any amounts payable to Lender pursuant to Section 14) in whole or in part by Lender against all or any part of the Obligations in such order as Lender shall elect. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Obligations shall be paid over to Pledger or to whomsoever may be lawfully entitled to receive such surplus.

          SECTION 14. Expenses. Pledger will upon demand pay to Lender the amount of any and all fees and expenses, including the fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with
(i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder or (iv) the failure by Pledger or perform or observe any of the provisions hereof.

          SECTION 15. Amendments. Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledger herefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and given in the manner set forth in the Loan Agreement.

          SECTION 17. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Loan and all other amounts owing to Lender under the Loan Documents have been paid in full (the "Termination Date"), (ii) be binding upon Pledger, its successors and assigns, and (iii) inure to the benefit of Lender and the respective successors, transferees and assigns of Lender. From and after the Termination Date, Pledger shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          SECTION 18. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except to the extent that perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of California. Unless otherwise defined herein or in the Loan Documents, terms defined in the Uniform Commercial Code in the State of California are used herein as therein defined.

          SECTION 19. Counterparts. This Agreement may be executed in one or more counterparts, each of which together shall constitute but one and the same agreement.

          IN WITNESS WHEREOF, Pledger has caused this Agreement to be duly executed and delivered as of the date first above written.

                                    PLEDGOR:

                                    ZHONE TECHNOLOGIES CAMPUS, LLC,
                                    a California limited liability company

                                    By:   Zhone Technologies, Inc. a
                                          Delaware corporation Its:
                                          Managing Member



                                          By: Kirk Misaka
                                          ---------------------------------
                                              Kirk Misaka

                                              Its. Vice President and Treasurer


                                      S-1

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                                EXHIBIT A PLEDGE

                               ACCOUNT AGREEMENT

Pledge Account Number: __________________________

Loan Number: 950114107

Borrower's Legal Name: Zhone Technologies Campus, LLC, a California limited liability company

Account Tax ID No.:____________________________

     1. Pledge Account Agreement. This Pledge Account Agreement ("Agreement") is entered into by and between Zhone Technologies Campus, LLC, a California limited liability company ("Borrower") and Fremont Investment & Loan ("Lender") as of the date set forth below to establish a pledge account (the "Pledge Account") with Lender in accordance with that certain Pledge and Assignment of Cash Collateral Account of even date herewith made by Borrower in favor of Lender (the "Pledge Agreement"). Borrower acknowledges and agrees that no one shall have access to the Pledge Account, other than Lender and its designees and except as provided herein.

     Borrower acknowledges that it is establishing a Pledge Account relationship with Lender by completing the information requested and by signing below. Borrower hereby authorizes the person(s) whose signature(s) appear below to establish on behalf of Borrower a Pledge Account with Lender. Lender and its designees and Borrower's authorized signatories, if provided for herein, are authorized to execute withdrawals and other items on behalf of Borrower, signed as provided herein, and to endorse and deposit checks and other items payable or belonging to Borrower. Lender is authorized to honor and pay all checks and other items so signed, including those payable to order of any person authorized to sign them. This authorization remains in force until all obligations of Borrower to Lender under the Loan Documents (as defined in the Pledge Agreement) are repaid and performed in full. Borrower hereby certifies that its entering into this Agreement was adopted by Borrower in accordance with all applicable laws and its charter documents, which are now in full force and effect, and that the person(s) whose signature(s) appear below on behalf of Borrower are authorized to act as stated above.

     2. Certification of Tax Identification Number. (The Tax Identification Number must match the account name for Internal Revenue Service ("IRS") purposes.) Under penalty of perjury, the undersigned acknowledges and confirms one of the following: (Check on the appropriate line).

______ That the taxpayer identification number furnished for this account is correct and applicable to this account.

______ That the entity listed herein has been notified by the IRS that it is subject to backup withholding because of under reporting interest or dividends.

______ The entity listed herein is an exempt recipient under IRS Regulations and is not subject to backup withholding.

1) Signature                                                     Date
        Title:_______________________

2) Signature                                                     Date

     Title:

--------------------------------------------------------------------------------


  Borrower's Business Address: c/o Zhone Technologies Campus, ILC
                                 7001 Oakport Street Oakland, California
                                 94621 Attn: Mr. Kirk Misaka Telephone
                                 No._____________

  Statement Mailing Address:   c/o Zhone Technologies Campus, LLC
                                 7001 Oakport Street Oakland, California
                                 94621 Attn: Mr. Kirk Misaka Telephone No.
                                 _____________

     3. Number of Borrower Signatures Required for Transactions. All transactions with respect to the Pledge Account shall require one (1) signature of Lender and ___ signatures of Borrower.

     4.   Authorized Signature(s) of Borrower.

                                                        Print Name:

Signature                                      Title:

__

                                                        Print Name:


Signature                                      Title:

__                                                      Print Name:

Signature                                      Title:,

                                                        Print Name:

Signature                                      Title:

--------------------------------------------------------------------------------


NOTICE: SPACE BELOW THIS LINE TO BE COMPLETED BY LENDER AFTER RECEIPT FROM
        BORROWER

     5.   Authorized Signature of Lender.

                                                        Print Name:

 Signature                                     Title:.

                                       A-2